Non-controlling Interests	12 Months Ended
Mar. 31, 2020
Non Controlling Interests [Abstract]
Non-controlling Interests
41)	NON-CONTROLLING INTERESTS
(a)

In August 2017, Bona Vita Technologies Private Limited (“Bona Vita”), one of the Parent Company’s subsidiary, raised USD 5,500 by way of rights issue to Parent Company and a new investor, H.I.S Co. Ltd., Japan (“HIS”). Bona Vita issued Series B Fully and Compulsorily Convertible, Non-Cumulative, Preference Shares (“Series B CCPS”) to Parent Company and HIS and equity shares to HIS. The amount contributed by Parent Company was USD 2,500 and by HIS was USD 3,000.

(b)

In May 2019, the Group acquired an additional 27.6% equity interest in Empresa Digital Peruana SAC increasing its ownership from 72.4% to 100% for a cash consideration of USD 3,178. The transaction has resulted in increase in accumulated deficit of USD 3,178 forming part of equity attributable to owners of the Company.